Exhibit 99

Chemed Reports Third-Quarter 2014 Results

CINCINNATI--(BUSINESS WIRE)--October 30, 2014--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2014, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 5.1% to $358 million
  GAAP Diluted EPS increased 47.9% to $1.39
  Adjusted Diluted EPS increased 8.8% to $1.48

VITAS segment operating results:

  Net Patient Revenue of $265 million, an increase of 4.5%
  Average Daily Census (ADC) of 14,639, an increase of 2.8%
  Admissions of 15,653, an increase of 7.5%
  Net Income, including litigation costs, of $21.6 million, an increase of 47.8%
  Adjusted EBITDA of $38.3 million, an increase of 2.7%
  Adjusted EBITDA margin of 14.4%, a decrease of 24 basis points

Roto-Rooter segment operating results:

  Revenue of $93.0 million, an increase of 7.0%
  Net Income of $9.8 million, an increase of 20.4%
  Adjusted EBITDA of $17.3 million, an increase of 6.8%
  Adjusted EBITDA margin of 18.6%, a decrease of 4 basis points

VITAS

Net revenue for VITAS was $265 million in the third quarter of 2014, which is an increase of $11.4 million, or 4.5%, when compared to the prior-year period. This revenue increase is comprised of an average Medicare reimbursement rate increase of 1.4% and a 2.8% increase in average daily census.

In the third quarter of 2014, VITAS recorded $2.5 million in estimated Medicare Cap billing limitations. This compares to $3.2 million of Medicare Cap billing limitations recorded in the third quarter of 2013. At September 30, 2014, VITAS had 38 Medicare provider numbers of which two of the provider numbers have an estimated 2014 Medicare Cap billing limitation.

Of the 36 remaining Medicare provider numbers, 33 provider numbers have a Medicare Cap cushion of 10% or greater for the 2014 Medicare Cap period; one provider number has a Medicare Cap cushion of 5% to 10%; and two provider numbers have a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $268 million in the 2014 government fiscal year.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $198.90, which is 1.3% above the prior-year period. Routine home care reimbursement and high acuity care averaged $163.08 and $699.19, respectively. During the quarter, high acuity days of care were 6.7% of total days of care, essentially equal to the prior-year quarter.

The third quarter of 2014 gross margin, excluding the impact of Medicare Cap, was 22.7%, which is a 56 basis point decline when compared to the third quarter of 2013.

Selling, general and administrative expense was $20.2 million in the third quarter of 2014, which is an increase of 8.5% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $40.8 million in the quarter, an increase of 0.9% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 15.2% in the quarter which is 50 basis points below the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $93.0 million for the third quarter of 2014, an increase of 7.0% over the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 46.9%, a 34 basis point decline when compared to the third quarter of 2013. Adjusted EBITDA in the third quarter of 2014 totaled $17.3 million, an increase of 6.8%, and the Adjusted EBITDA margin was 18.6% in the quarter, essentially equal to the prior year.

Chemed Consolidated

As of September 30, 2014, Chemed had total cash and cash equivalents of $19 million and debt of $174 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 113 basis points. At September 30, 2014, the Company had approximately $238 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through September 30, 2014, aggregated $31.7 million and compares to depreciation and amortization during the same period of $24.3 million.

The Company repurchased $99.1 million of Chemed stock through September 30, 2014. This equates to 1.1 million shares of Chemed stock repurchased during the year at an average cost of $91.51 Chemed currently has $22.7 million of authorization remaining under this share repurchase plan.

Guidance for 2014

VITAS revenue growth was constrained in the first half of 2014. This was primarily the result of the 2.0% Medicare rate cut implemented in the third quarter of 2013 as well as mix shift from high acuity care to routine home care. These factors negatively impacted revenue comparisons in the first half of 2014.

Full-year 2014 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 1% to 2%. Admissions in 2014 are estimated to increase 2% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. Medicare Cap is estimated to be $3.6 million in 2014.

Roto-Rooter is forecasted to achieve full-year 2014 revenue growth of 4% to 5%. This revenue estimate is based upon increased job pricing of approximately 2.0%. Adjusted EBITDA margin for 2014 is estimated in the range of 19.0% to 19.5%.

Management estimates that full-year 2014 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt, litigation and other discrete items, will be in the range of $6.00 to $6.05. This compares to Chemed’s 2013 reported adjusted earnings per diluted share of $5.62.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, October 31, 2014, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (800) 700-0133 for U.S. and Canadian participants and (617) 213-8831 for international participants. The participant passcode is 10057878. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 99376839. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Service revenues and sales	$358,389	$340,886	$1,076,871	$1,064,725
Cost of services provided and goods sold	256,445	243,184	771,271	762,850
Selling, general and administrative expenses (aa)	53,566	48,870	162,886	157,537
Depreciation	7,450	6,971	21,871	20,665
Amortization	717	1,190	2,461	3,498
Other operating expenses (bb)	-	11,461	-	26,221
Total costs and expenses	318,178	311,676	958,489	970,771
Income from operations	40,211	29,210	118,382	93,954
Interest expense	(980)	(3,500)	(7,224)	(11,291)
Other income/(expense)--net (cc)	705	(90)	2,277	3,312
Income before income taxes	39,936	25,620	113,435	85,975
Income taxes	(15,351)	(8,188)	(43,913)	(31,657)
Net income	$24,585	$17,432	$69,522	$54,318

Earnings Per Share
Net income	$1.44	$0.96	$4.03	$2.95
Average number of shares outstanding	17,039	18,184	17,263	18,436

Diluted Earnings Per Share
Net income	$1.39	$0.94	$3.87	$2.89
Average number of shares outstanding	17,627	18,522	17,968	18,824

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
SG&A expenses before long-term incentive compensation and the impact of market gains and losses of deferred compensation plans	$51,668	$49,004	$158,190	$154,030
Market value gains/(losses) related to assets held in deferred compensation trusts	896	(189)	2,708	2,346
Long-term incentive compensation	1,002	55	1,988	1,161
Total SG&A expenses	$53,566	$48,870	$162,886	$157,537

(bb) Other operating expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Litigation settlement of VITAS segment	$-	$10,500	$-	$10,500
Litigation settlements of Roto-Rooter segment	-	961	-	15,721
Total other operating expenses	$-	$11,461	$-	$26,221

(cc) Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Market value gains/(losses) related to assets held in deferred compensation trusts	$896	$(189)	$2,708	$2,346
Loss on disposal of property and equipment	(167)	(101)	(493)	(180)
Interest income	(13)	192	(5)	1,165
Other	(11)	8	67	(19)
Total other income--net	$705	$(90)	$2,277	$3,312

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$18,562	$83,204
Accounts receivable less allowances	132,340	80,117
Inventories	6,385	6,729
Current deferred income taxes	14,543	25,101
Prepaid income taxes	3,488	3,538
Prepaid expenses	13,420	17,684
Total current assets	188,738	216,373
Investments of deferred compensation plans held in trust	47,780	40,683
Properties and equipment, at cost less accumulated depreciation	101,845	89,800
Identifiable intangible assets less accumulated amortization	56,158	56,979
Goodwill	466,844	466,940
Other assets	8,143	10,765
Total Assets	$869,508	$881,540

Liabilities
Current liabilities
Accounts payable	$57,067	$44,523
Current portion of long-term debt	20,425	181,340
Income taxes	4,608	5,529
Accrued insurance	39,927	41,737
Accrued compensation	50,412	46,689
Accrued legal	685	33,304
Other current liabilities	24,131	23,232
Total current liabilities	197,255	376,354
Deferred income taxes	27,853	27,454
Long-term debt	153,125	-
Deferred compensation liabilities	47,736	39,406
Other liabilities	11,108	11,499
Total Liabilities	437,077	454,713

Stockholders' Equity
Capital stock	33,199	32,086
Paid-in capital	528,973	469,934
Retained earnings	745,077	666,894
Treasury stock, at cost	(877,067)	(744,210)
Deferred compensation payable in Company stock	2,249	2,123
Total Stockholders' Equity	432,431	426,827
Total Liabilities and Stockholders' Equity	$869,508	$881,540

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash Flows from Operating Activities
Net income	$69,522	$54,318
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,332	24,163
Provision for deferred income taxes	5,630	(11,681)
Provision for uncollectible accounts receivable	9,573	8,211
Amortization of discount on convertible notes	3,392	6,450
Stock option expense	3,430	4,732
Amortization of debt issuance costs	697	1,421
Noncash long-term incentive compensation	1,988	1,161
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	(50,027)	5,293
Decrease in inventories	318	329
Decrease/(increase) in prepaid expenses	4,398	(6,183)
Increase/(decrease) in accounts payable and other current liabilities	(29,680)	48,967
Increase in income taxes	8,186	1,923
Increase in other assets	(3,138)	(5,002)
Increase in other liabilities	5,370	3,978
Excess tax benefit on share-based compensation	(3,737)	(2,507)
Other sources	755	285
Net cash provided by operating activities	51,009	135,858
Cash Flows from Investing Activities
Capital expenditures	(31,745)	(18,887)
Business combinations, net of cash acquired	(250)	(2,210)
Other sources	189	139
Net cash used by investing activities	(31,806)	(20,958)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	308,600	-
Payments on revolving line of credit	(233,800)	-
Payments on other long-term debt	(188,206)	-
Proceeds from other long-term debt	100,000	-
Purchases of treasury stock	(99,103)	(89,611)
Increase/(decrease) in cash overdrafts payable	22,233	(10,928)
Proceeds from exercise of stock options	22,123	13,125
Dividends paid	(10,558)	(10,459)
Capital stock surrendered to pay taxes on stock-based compensation	(6,121)	(4,280)
Excess tax benefit on share-based compensation	3,737	2,507
Retirement of warrants	(2,645)	-
Debt issuances costs	(939)	(1,108)
Other sources/(uses)	(380)	(473)
Net cash used by financing activities	(85,059)	(101,227)
Increase/(Decrease) in Cash and Cash Equivalents	(65,856)	13,673
Cash and cash equivalents at beginning of year	84,418	69,531
Cash and cash equivalents at end of period	$18,562	$83,204

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$265,384	$93,005	$-	$358,389
Cost of services provided and goods sold	207,105	49,340	-	256,445
Selling, general and administrative expenses (a)	20,224	25,682	7,660	53,566
Depreciation	4,530	2,772	148	7,450
Amortization	205	114	398	717
Total costs and expenses	232,064	77,908	8,206	318,178
Income/(loss) from operations	33,320	15,097	(8,206)	40,211
Interest expense (a)	(55)	(87)	(838)	(980)
Intercompany interest income/(expense)	1,660	760	(2,420)	-
Other income/(expense)—net	(189)	(2)	896	705
Income/(loss) before income taxes	34,736	15,768	(10,568)	39,936
Income taxes (a)	(13,143)	(5,920)	3,712	(15,351)
Net income/(loss)	$21,593	$9,848	$(6,856)	$24,585

2013
Service revenues and sales	$254,001	$86,885	$-	$340,886
Cost of services provided and goods sold	197,387	45,797	-	243,184
Selling, general and administrative expenses (b)	18,637	25,009	5,224	48,870
Depreciation	4,545	2,292	134	6,971
Amortization	538	151	501	1,190
Other operating expenses (a)	10,500	961	-	11,461
Total costs and expenses	231,607	74,210	5,859	311,676
Income/(loss) from operations	22,394	12,675	(5,859)	29,210
Interest expense (b)	(48)	(82)	(3,370)	(3,500)
Intercompany interest income/(expense)	1,231	579	(1,810)	-
Other income/(expense)—net	73	8	(171)	(90)
Income/(loss) before income taxes	23,650	13,180	(11,210)	25,620
Income taxes (b)	(9,042)	(4,999)	5,853	(8,188)
Net income/(loss)	$14,608	$8,181	$(5,357)	$17,432

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$789,822	$287,049	$-	$1,076,871
Cost of services provided and goods sold	618,315	152,956	-	771,271
Selling, general and administrative expenses (a)	62,939	78,569	21,378	162,886
Depreciation	13,709	7,732	430	21,871
Amortization	829	397	1,235	2,461
Total costs and expenses	695,792	239,654	23,043	958,489
Income/(loss) from operations	94,030	47,395	(23,043)	118,382
Interest expense (a)	(167)	(295)	(6,762)	(7,224)
Intercompany interest income/(expense)	4,520	2,090	(6,610)	-
Other income/(expense)—net	(577)	137	2,717	2,277
Income/(loss) before income taxes	97,806	49,327	(33,698)	113,435
Income taxes (a)	(37,161)	(18,728)	11,976	(43,913)
Net income/(loss)	$60,645	$30,599	$(21,722)	$69,522

2013
Service revenues and sales	$788,896	$275,829	$-	$1,064,725
Cost of services provided and goods sold	616,334	146,516	-	762,850
Selling, general and administrative expenses (b)	61,304	76,901	19,332	157,537
Depreciation	13,579	6,685	401	20,665
Amortization	1,564	454	1,480	3,498
Other operating expenses (a)	10,500	15,721	-	26,221
Total costs and expenses	703,281	246,277	21,213	970,771
Income/(loss) from operations	85,615	29,552	(21,213)	93,954
Interest expense (b)	(145)	(239)	(10,907)	(11,291)
Intercompany interest income/(expense)	2,940	1,443	(4,383)	-
Other income/(expense)—net	878	42	2,392	3,312
Income/(loss) before income taxes	89,288	30,798	(34,111)	85,975
Income taxes (b)	(34,051)	(11,580)	13,974	(31,657)
Net income/(loss)	$55,237	$19,218	$(20,137)	$54,318

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$21,593	$9,848	$(6,856)	$24,585
Add/(deduct):
Interest expense	55	87	838	980
Income taxes	13,143	5,920	(3,712)	15,351
Depreciation	4,530	2,772	148	7,450
Amortization	205	114	398	717
EBITDA	39,526	18,741	(9,184)	49,083
Add/(deduct):
Intercompany interest expense/(income)	(1,660)	(760)	2,420	-
Interest income	23	(9)	(1)	13
Expenses related to OIG investigation	450	-	-	450
Net recoveries related to litigation settlements	-	(234)	-	(234)
Advertising cost adjustment (c)	-	(483)	-	(483)
Long-term incentive compensation	-	-	1,002	1,002
Stock option expense	-	-	977	977
Expenses of securities litigation	-	-	138	138
Adjusted EBITDA	$38,339	$17,255	$(4,648)	$50,946

2013
Net income/(loss)	$14,608	$8,181	$(5,357)	$17,432
Add/(deduct):
Interest expense	48	82	3,370	3,500
Income taxes	9,042	4,999	(5,853)	8,188
Depreciation	4,545	2,292	134	6,971
Amortization	538	151	501	1,190
EBITDA	28,781	15,705	(7,205)	37,281
Add/(deduct):
Intercompany interest expense/(income)	(1,231)	(579)	1,810	-
Interest income	(163)	(10)	(19)	(192)
Litigation settlements	10,500	961	-	11,461
Net expenses/(cost recovery) related to OIG investigation	(591)	-	-	(591)
Acquisition expenses	18	3	-	21
Expenses related to litigation settlements	-	443	-	443
Advertising cost adjustment (c)	-	(369)	-	(369)
Stock option expense	-	-	1,629	1,629
Long-term incentive compensation	-	-	55	55
Expenses of securities litigation	-	-	1	1
Adjusted EBITDA	$37,314	$16,154	$(3,729)	$49,739

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$60,645	$30,599	$(21,722)	$69,522
Add/(deduct):
Interest expense	167	295	6,762	7,224
Income taxes	37,161	18,728	(11,976)	43,913
Depreciation	13,709	7,732	430	21,871
Amortization	829	397	1,235	2,461
EBITDA	112,511	57,751	(25,271)	144,991
Add/(deduct):
Intercompany interest expense/(income)	(4,520)	(2,090)	6,610	-
Interest income	43	(28)	(10)	5
Net expense/(recoveries) related to litigation settlements	113	(9)	-	104
Expenses related to OIG investigation	1,608	-	-	1,608
Acquisition expenses	1	-	-	1
Advertising cost adjustment (c)	-	(1,623)	-	(1,623)
Stock option expense	-	-	3,430	3,430
Long-term incentive compensation	-	-	1,988	1,988
Expenses of securities litigation	-	-	327	327
Adjusted EBITDA	$109,756	$54,001	$(12,926)	$150,831

2013
Net income/(loss)	$55,237	$19,218	$(20,137)	$54,318
Add/(deduct):
Interest expense	145	239	10,907	11,291
Income taxes	34,051	11,580	(13,974)	31,657
Depreciation	13,579	6,685	401	20,665
Amortization	1,564	454	1,480	3,498
EBITDA	104,576	38,176	(21,323)	121,429
Add/(deduct):
Intercompany interest expense/(income)	(2,940)	(1,443)	4,383	-
Interest income	(1,051)	(66)	(48)	(1,165)
Litigation settlements	10,500	15,721	-	26,221
Net expenses related to OIG investigation	1,444	-	-	1,444
Acquisition expenses	38	4	-	42
Expenses related to litigation settlements	-	1,151	-	1,151
Advertising cost adjustment (c)	-	(1,343)	-	(1,343)
Cost of severance arrangements	-	302	-	302
Stock option expense	-	-	4,732	4,732
Long-term incentive compensation	-	-	1,161	1,161
Expenses of securities litigation	-	-	4	4
Adjusted EBITDA	$112,567	$52,502	$(11,091)	$153,978

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income as reported	$24,585	$17,432	$69,522	$54,318

Add/(deduct) after-tax costs of:
Long-term incentive compensation	634	34	1,258	734
Stock option expense	615	1,030	2,159	2,993
Net expenses/(cost recovery) related to OIG investigation	279	(367)	997	895
Net expenses/(recoveries) related to litigation settlements	(143)	269	64	699
Securities litigation	88	1	207	3
Uncertain tax position adjustments	-	(1,782)	-	(1,782)
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	1,375	2,143	4,046
Litigation settlements	-	7,094	-	16,061
Acquisition expenses	-	12	1	25
Loss on extinguishment of debt	-	-	-	294
Severance arrangements	-	-	-	184

Adjusted net income	$26,058	$25,098	$76,351	$78,470

Diluted Earnings Per Share As Reported
Net income	$1.39	$0.94	$3.87	$2.89
Average number of shares outstanding	17,627	18,522	17,968	18,824

Adjusted Diluted Earnings Per Share
Net income	$1.48	$1.36	$4.28	$4.17
Adjusted average number of shares outstanding (e)	17,627	18,522	17,833	18,824

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING STATISTICS	2014	2013	2014	2013
Net revenue ($000) (d)
Homecare	$204,965	$196,476	$600,780	$593,410
Inpatient	25,012	24,824	77,037	79,181
Continuous care	37,907	35,880	113,801	119,466
Total before Medicare cap allowance	267,884	257,180	791,618	792,057
Medicare cap allowance	(2,500)	(3,179)	(1,796)	(3,161)
Total	$265,384	$254,001	$789,822	$788,896
Net revenue as a percent of total before Medicare cap allowance
Homecare	76.5%	76.4%	75.9%	74.9%
Inpatient	9.3	9.7	9.7	10.0
Continuous care	14.2	14.0	14.5	15.2
Total before Medicare cap allowance	100.0	100.1	100.1	100.1
Medicare cap allowance	(0.9)	(1.3)	(0.2)	(0.4)
Total	99.1%	98.8%	99.9%	99.7%
Average daily census ("ADC") (days)
Homecare	10,662	10,373	10,562	10,482
Nursing home	2,999	2,911	2,940	2,928
Routine homecare	13,661	13,284	13,502	13,410
Inpatient	417	417	429	440
Continuous care	561	540	568	600
Total	14,639	14,241	14,499	14,450

Total Admissions	15,653	14,555	47,777	47,413
Total Discharges	15,460	14,971	47,139	47,603
Average length of stay (days)	83.7	82.2	82.4	81.3
Median length of stay (days)	15.0	16.0	15.0	15.0
ADC by major diagnosis
Neurological	32.7%	37.8%	35.0%	36.8%
Cancer	17.3	17.1	17.4	17.0
Cardio	17.6	13.9	16.6	12.8
Respiratory	8.0	7.8	7.9	7.5
Other	24.4	23.4	23.1	25.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.2%	21.0%	20.6%	20.3%
Cancer	34.0	34.4	33.3	33.0
Cardio	15.2	13.8	14.8	13.0
Respiratory	9.1	9.0	9.5	9.3
Other	23.5	21.8	21.8	24.4
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	53.8%	52.5%	53.4%	52.2%
Inpatient	4.9	1.7	5.4	5.6
Continuous care	17.4	14.8	17.2	15.8
Homecare margin drivers (dollars per patient day)
Labor costs	$53.65	$54.64	$54.31	$55.61
Drug costs	6.64	7.52	7.04	7.55
Home medical equipment	6.68	6.67	6.69	6.69
Medical supplies	3.22	2.83	3.20	2.96
Inpatient margin drivers (dollars per patient day)
Labor costs	$345.18	$354.09	$344.05	$339.84
Continuous care margin drivers (dollars per patient day)
Labor costs	$584.99	$594.25	$586.60	$592.15
Bad debt expense as a percent of revenues	1.0%	0.9%	1.0%	0.9%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	38.1	34.6	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	36.3	21.9	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(unaudited)

(a)	Included in the results of operations 2014 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended September 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(450)	$-	$-	$(450)
	Net recoveries related to litigation settlements	-	234	-	234
	Long-term incentive compensation	-	-	(1,002)	(1,002)
	Stock option expense	-	-	(977)	(977)
	Expenses of securities litigation	-	-	(138)	(138)
	Pretax impact on earnings	(450)	234	(2,117)	(2,333)
	Income tax benefit/(cost) on the above	171	(91)	780	860
	After-tax impact on earnings	$(279)	$143	$(1,337)	$(1,473)

		Nine Months Ended September 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,608)	$-	$-	$(1,608)
	Net recoveries/(expenses) related to litigation settlements	(113)	9	-	(104)
	Acquisition expenses	(1)	-	-	(1)
	Stock option expense	-	-	(3,430)	(3,430)
	Long-term incentive compensation	-	-	(1,988)	(1,988)
	Expenses of securities litigation	-	-	(327)	(327)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(3,389)	(3,389)
	Pretax impact on earnings	(1,722)	9	(9,134)	(10,847)
	Income tax benefit/(cost) on the above	654	(3)	3,367	4,018
	After-tax impact on earnings	$(1,068)	$6	$(5,767)	$(6,829)

(b)	Included in the results of operations 2013 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended September 30, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Net cost recovery/(expenses) related to OIG investigation	$591	$-	$-	$591
	Acquisition expenses	(18)	(3)	-	(21)
	Expenses related to litigation settlements	-	(443)	-	(443)
	Stock option expense	-	-	(1,629)	(1,629)
	Long-term incentive compensation	-	-	(55)	(55)
	Expenses of securities litigation	-	-	(1)	(1)
	Other operating expenses	(10,500)	(961)	-	(11,461)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,174)	(2,174)
	Pretax impact on earnings	(9,927)	(1,407)	(3,859)	(15,193)
	Income tax benefit on the above	3,773	553	1,419	5,745
	Uncertain tax position adjustments	-	-	1,782	1,782
	After-tax impact on earnings	$(6,154)	$(854)	$(658)	$(7,666)

		Nine Months Ended September 30, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Net cost recovery/(expenses) related to OIG investigation	$(1,444)	$-	$-	$(1,444)
	Acquisition expenses	(38)	(4)	-	(42)
	Expenses related to litigation settlements	-	(1,151)	-	(1,151)
	Cost of severance arrangements	-	(302)	-	(302)
	Stock option expense	-	-	(4,732)	(4,732)
	Long-term incentive compensation	-	-	(1,161)	(1,161)
	Expenses of securities litigation	-	-	(4)	(4)
	Other operating expenses	(10,500)	(15,721)	-	(26,221)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(6,397)	(6,397)
	Loss on extinguishment of debt	-	-	(465)	(465)
	Pretax impact on earnings	(11,982)	(17,178)	(12,759)	(41,919)
	Income tax benefit on the above	4,554	6,742	4,689	15,985
	Uncertain tax position adjustments	-	-	1,782	1,782
	After-tax impact on earnings	$(7,428)	$(10,436)	$(6,288)	$(24,152)

(c)	Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $5,606,000 and $5,776,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2014 and 2013 would total $6,089,000 and $6,145,000, respectively.

Similarly, for the first nine months of 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $18,208,000 and $17,574,00, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2014 and 2013 would total $19,831,000 and $18,917,000, respectively.

(d)	VITAS has nine large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 24 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are two programs with a cap liability and three programs with a Medicare cap cushion of less than 10%.

(e)	Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (impact of 135,000 shares for the nine months ended September 30, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(f)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901